                   SOUTH CAROLINA ELECTRIC & GAS COMPANY        Sequentially
                                EXHIBIT INDEX                     Numbered
Number                                                              Pages
    2. Plan of Acquisition, Reorganization, Arrangement,
        Liquidation or Succession

        Plan of Exchange of South Carolina Electric &
        Gas Company and SCANA Corporation (Exhibit 2 to
        Registration No. 33-49421).................................   #

    3. Articles of Incorporation and By-Laws

       A. Restated Articles of Incorporation of the
          Company as adopted on June 28, 1989 (Exhibit 3-A to
          Form 10-Q for the quarter ended September 30, 1989
          under cover of Form SE filed on November 9, 1989)........   #
       B. Articles of Amendment, dated August 21, 1989
          (Exhibit 3-B to Form 10-Q for the quarter ended
          September 30, 1989, File No. 1-3375).....................   #
       C. Articles of Amendment, dated September 13, 1989
          (Exhibit 3-C to Form 10-Q for the quarter ended
          September 30, 1989, File No. 1-3375).....................   #
       D. Articles of Amendment - Amendment of Statement
          filed September 13, 1989 dated October 12, 1989
          (Exhibit 3-D to Form 10-Q for the quarter ended
          September 30, 1989, File No. 1-3375).....................   #
       E. Articles of Amendment, dated October 12, 1989
          (Exhibit 3-E to Form 10-Q for the quarter ended
          September 30, 1989, File No. 1-3375).....................   #
       F. Articles of Amendment, dated November 13, 1989
          (Exhibit 3-F to Form 10-K for the year ended
          December 31, 1989, File No. 1-3375)......................   #
       G. Articles of Amendment, dated December 13, 1989
          (Exhibit 3-G to Form 10-K for the year ended
          December 31, 1989, File No. 1-3375)......................   #
       H. Articles of Amendment - Amendment of Statement
          filed December 13, 1989 dated January 15, 1990
          (Exhibit 3-H to Form 10-K for the year ended
          December 31, 1989, File No. 1-3375)......................   #
       I. Articles of Amendment, dated January 15, 1990
          (Exhibit 3-I to Form 10-K for the year ended
          December 31, 1989, File No. 1-3375)......................   #
       J. Articles of Amendment, dated February 14, 1990
          (Exhibit 3-J to Form 10-K for the year ended
          December 31, 1989, File No. 1-3375)......................   #
       K. Articles of Amendment, dated March 12, 1990
          (Exhibit 3-K to Form 10-K for the year ended
          December 31, 1989, File No. 1-3375)......................   #
       L. Articles of Amendment - Amendment of Statement
          filed February 14, 1990 dated April 17, 1990
          (Exhibit 3-L to Form 10-Q for the quarter ended
          March 31, 1990, File No. 1-3375).........................   #
       M. Articles of Amendment - Amendment of Statement
          filed March 12, 1990 dated April 17, 1990
          (Exhibit 3-M to Form 10-Q for the quarter ended
          March 31, 1990, File No. 1-3375).........................   #
       N. Articles of Amendment dated April 17, 1990
          (Exhibit 3-N to Form 10-Q for the quarter ended
          March 31, 1990, File No. 1-3375).........................   #
       O. Articles of Amendment dated May 10, 1990
            (Exhibit 3-O to Form 10-Q for the quarter ended
          June 30, 1990, File No. 1-3375)..........................   #
       P. Articles of Amendment dated June 12, 1990
          (Exhibit 3-P to Form 10-Q for the quarter ended
          June 30, 1990, File No. 1-3375)..........................   #



# Incorporated herein by reference as indicated.

                  SOUTH CAROLINA ELECTRIC & GAS COMPANY          Sequentially
Exhibit Index (Continued)                                          Numbered
                                                                     Pages
Number
    3.  (Continued)
       Q. Articles of Amendment dated August 13, 1990
          (Exhibit 3-Q to Form 10-Q for the quarter ended
          September 30, 1990, File No. 1-3375)......................   #
       R. Articles of Amendment - Amendment of Statement
          Filed August 13, 1990 dated October 10, 1990
          (Exhibit 3-R to Form 10-Q for the quarter ended
          September 30, 1990, File No. 1-3375)......................   #
       S. Articles of Amendment dated November 13, 1990
          (Exhibit 3-S to Registration Statement on Form S-3,
          dated January 9, 1991, File No. 33-38580).................   #
       T. Articles of Amendment dated December 12, 1990
          (Exhibit 3-T to Registration Statement on Form S-3,
          dated January 9, 1991, File No. 33-38580).................   #
       U. Articles of Amendment dated February 13, 1991
          (Exhibit 3-U to Form 10-K for the year ended
          December 31, 1990, File No. 1-3375).......................   #
       V. Articles of Amendment dated March 18, 1991
          (Exhibit 3-V to Form 10-Q for the quarter ended
          March 31, 1991, File No. 1-3375)..........................   #
       W. Articles of Amendment dated May 10, 1991 (Exhibit
          3-W to Form 10-Q for the quarter ended March 31,
          1991, File No. 1-3375)....................................   #
       X. Articles of Amendment dated June 14, 1991 (Exhibit
          3-X to Form 10-Q for the quarter ended June 30, 1991,
          File No. 1-3375)..........................................   #
       Y. Articles of Amendment dated August 9, 1991 (Exhibit
          3-Y to Form 10-Q for the quarter ended September 30,
          1991, File No. 1-3375)....................................   #
       Z. Articles of Amendment dated September 11, 1991
          (Exhibit 3-Z to Form 10-Q for the quarter ended
          September 30, 1991, File No. 1-3375)......................   #
      AA. Articles of Amendment dated October 11, 1991
          (Exhibit 3-AA to Form 10-Q for the quarter ended
          September 30, 1991, File No. 1-3375)......................   #
      AB. Articles of Amendment dated November 14, 1991
          (Exhibit 3-BB to Form 10-K for the year ended
          December 31, 1991, File No. 1-3375).......................   #
      AC. Articles of Amendment dated December 12, 1991
          (Exhibit 3-CC to Form 10-K for the year ended
          December 31, 1991, File No. 1-3375).......................   #
      AD. Articles of Amendment dated January 10, 1992
          (Exhibit 3-DD to Form 10-K for the year ended
          December 31, 1991, File No. 1-3375).......................   #
      AE. Articles of Amendment dated February 12, 1992
          (Exhibit 3-EE to Form 10-K for the year ended
          December 31, 1991, File No. 1-3375).......................   #
      AF. Articles of Amendment dated March 11, 1992
          (Exhibit 3-FF to Form 10-Q for the quarter
          ended March 31, 1992, File No. 1-3375)....................   #
      AG. Articles of Amendment - Amendment of Statement
          Filed March 11, 1992, dated April 10, 1992
          (Exhibit 3-GG to Form 10-Q for the quarter
          ended March 31, 1992, File No. 1-3375)....................   #
      AH. Articles of Amendment dated April 10, 1992
          (Exhibit 3-HH to Form 10-Q for the quarter
          ended March 31, 1992, File No. 1-3375)....................   #
      AI. Articles of Amendment dated May 11, 1992
          (Exhibit 3-II to Form 10-Q for the quarter
          ended June 30, 1992, File No. 1-3375).....................   #
      AJ. Articles of Amendment dated June 12, 1992
          (Exhibit 3-JJ to Form 10-Q for the quarter
          ended June 30, 1992, File No. 1-3375).....................   #

# Incorporated herein by reference as indicated.

                              SCE&G 10-Q                           Sequentially
                  SOUTH CAROLINA ELECTRIC & GAS COMPANY              Numbered
Exhibit Index (Continued)                                              Pages

Number
      AK. Articles of Amendment dated August 10, 1992
          (Exhibit 3-KK to Form 10-Q for the quarter
          ended September 30, 1992, File No. 1-3375)................    #
      AL. Articles of Amendment dated October 14, 1992
          (Exhibit 3-KK to Form 10-Q for the quarter
          ended September 30, 1992, File No. 1-3375)................    #
      AM. Articles of Amendment dated November 16, 1992
          (Exhibit 3-MM to Form 10-Q for the year ended
          December 31, 1992, File No. 1-3375).......................    #
      AN. Articles of Amendment dated December 16, 1992
          (Exhibit 3-NN to Form 10-Q for the year ended
          December 31, 1992, File No. 1-3375).......................    #
      AO. Articles of Amendment dated January 15, 1993
          (Exhibit 3-OO to Form 10-Q for the year ended
          December 31, 1992, File No. 1-3375).......................    #
      AP. Articles of Amendment dated February 19, 1993
          (Exhibit 3-PP to Form 10-Q for the year ended
          December 31, 1992, File No. 1-3375).......................    #
      AQ. Articles of Amendment - Amendment of Statement
          Filed February 19, 1993, dated March 15, 1993
          (Exhibit 3-AQ to Form 10-Q for the quarter
          ended March 31, 1993, File No. 1-3375)....................    #
      AR. Articles of Amendment dated March 15, 1993
          (Exhibit 3-AR to Form 10-Q for the quarter
          ended March 31, 1993, File No. 1-3375)....................    #
      AS. Articles of Amendment - Amendment of Statement
          (Exhibit 3-AS to Form 10-Q for the quarter
          ended March 31, 1993, File No. 1-3375)....................    #
      AT. Articles of Amendment - Amendment of Statement
          (Exhibit 3-AT to Form 10-Q for the quarter
          ended March 31, 1993, File No. 1-3375)....................    #
      AU. Articles of Amendment dated May 12, 1993
          (Exhibit 3-AU to Form 10-Q for the quarter
          ended June 30, 1993, File No. 1-3375).....................    #
      AV. Articles of Amendment dated June 11, 1993
          (Exhibit 3-AV to Form 10-Q for the quarter
          ended June 30, 1993, File No. 1-3375).....................    #
      AW. Articles of Amendment dated August 16, 1993
          (Exhibit 3-AW to Form 10-Q for the quarter
          ended September 30, 1993, File No. 1-3375)................    #
      AX. Articles of Amendment dated November 18, 1993
          (Filed herewith)..........................................   82
      AZ. Copy of By-Laws of the Company as revised and
          amended thru December 15, 1993 (Filed herewith)...........   84

    4. Instruments Defining the Rights of Security
       Holders, Including Indentures
       A. Indenture dated as of January 1, 1945, from the
          South Carolina Power Company (the "Power Company")
          to Central Hanover Bank and Trust Company, as
          Trustee, as supplemented by three Supplemental
          Indentures dated respectively as of May 1, 1946,
          May 1, 1947 and July 1, 1949 (Exhibit 2-B to
          Registration No. 2-26459)..................................   #
       B. Fourth Supplemental Indenture dated as of April 1,
          1950, to Indenture referred to in Exhibit 4A,
          pursuant to which the Company assumed said
          Indenture (Exhibit 2-C to Registration No. 2-26459)........   #

# Incorporated herein by reference as indicated.

                              SCE&G 10-Q                           Sequentially
                  SOUTH CAROLINA ELECTRIC & GAS COMPANY              Numbered
Exhibit Index (Continued)                                              Pages

Number
       C. Fifth through Fifty-first Supplemental Indentures
          to Indenture referred to in Exhibit 4A dated as
          of the dates indicated below and filed as
          exhibits to the Registration Statements and
          1934 Act reports whose file numbers are set
          forth below................................................   #
    4.  (Continued)
    December 1, 1950   Exhibit 2-D to Registration No. 2-26459
    July 1, 1951       Exhibit 2-E to Registration No. 2-26459
    June 1, 1953       Exhibit 2-F to Registration No. 2-26459
    June 1, 1955       Exhibit 2-G to Registration No. 2-26459
    November 1, 1957   Exhibit 2-H to Registration No. 2-26459
    September 1, 1958  Exhibit 2-I to Registration No. 2-26459
    September 1, 1960  Exhibit 2-J to Registration No. 2-26459
    June 1, 1961       Exhibit 2-K to Registration No. 2-26459
    December 1, 1965   Exhibit 2-L to Registration No. 2-26459
    June 1, 1966       Exhibit 2-M to Registration No. 2-26459
    June 1, 1967       Exhibit 2-N to Registration No. 2-29693
    September 1, 1968  Exhibit 4-O to Registration No. 2-31569
    June 1, 1969       Exhibit 4-C to Registration No. 33-38580
    December 1, 1969   Exhibit 4-Q to Registration No. 2-35388
    June 1, 1970       Exhibit 4-R to Registration No. 2-37363
    March 1, 1971      Exhibit 2-B-17 to Registration No. 2-40324
    January 1, 1972    Exhibit 4-C to Registration No. 33-38580
    July 1, 1974       Exhibit 2-A-19 to Registration No. 2-51291
    May 1, 1975        Exhibit 4-C to Registration No. 33-38580
    July 1, 1975       Exhibit 2-B-21 to Registration No. 2-53908
    February 1, 1976   Exhibit 2-B-22 to Registration No. 2-55304
    December 1, 1976   Exhibit 2-B-23 to Registration No. 2-57936
    March 1, 1977      Exhibit 2-B-24 to Registration No. 2-58662
    May 1, 1977        Exhibit 4-C to Registration No. 33-38580
    February 1, 1978   Exhibit 4-C to Registration No. 33-38580
    June 1, 1978       Exhibit 2-A-3 to Registration No. 2-61653
    April 1, 1979      Exhibit 4-C to Registration No. 33-38580
    June 1, 1979       Exhibit 4-C to Registration No. 33-38580
    April 1, 1980      Exhibit 4-C to Registration No. 33-38580
    June 1, 1980       Exhibit 4-C to Registration No. 33-38580
    December 1, 1980   Exhibit 4-C to Registration No. 33-38580
    April 1, 1981      Exhibit 4-D to Registration No. 33-49421
    June 1, 1981       Exhibit 4-D to Registration No. 2-73321
    March 1, 1982      Exhibit 4-D to Registration No. 33-49421
    April 15, 1982     Exhibit 4-D to Registration No. 33-49421
    May 1, 1982        Exhibit 4-D to Registration No. 33-49421
    December 1, 1984   Exhibit 4-D to Registration No. 33-49421
    December 1, 1985   Exhibit 4-D to Registration No. 33-49421
    June 1, 1986       Exhibit 4-D to Registration No. 33-49421
    February 1, 1987   Exhibit 4-D to Registration No. 33-49421
    September 1, 1987  Exhibit 4-D to Registration No. 33-49421
    January 1, 1989    Exhibit 4-D to Registration No. 33-49421
    January 1, 1991    Exhibit 4-D to Registration No. 33-49421
    February 1, 1991   Exhibit 4-D to Registration No. 33-49421
    July 15, 1991      Exhibit 4-D to Registration No. 33-49421
    August 15, 1991    Exhibit 4-D to Registration No. 33-49421
    April 1, 1993      Exhibit 4-E to Registration No. 33-49421
      D.  Fifty-second Supplemental Indenture to Indenture referred to in 4-A dated as of July 1, 1993 (Filed as Exhibit 4-D
          to Form 10-Q for the quarter ended June 30, 1993, File
          No. 1-3375)................................................   #
      E. Indenture dated as of April 1, 1993 from South Carolina Electric & Gas Company to NationsBank of Georgia, National Association (Filed as Exhibit 4-F to Registration
          Statement No. 33-49421)....................................   #

# Incorporated herein by reference as indicated.

                  SOUTH CAROLINA ELECTRIC & GAS COMPANY

Number
      F.  First Supplemental Indenture to Indenture referred to
          in 4-E dated as of June 1, 1993 (Filed as Exhibit 4-G
          to Registration Statement No. 33-49421)......................   #
      G.  Second Supplemental Indenture to Indenture referred to in 4-E dated as of June 15, 1993 (Filed as Exhibit 4-G
          to Form 10-Q for the quarter ended June 30, 1993, File
          No. 1-3375)..................................................   #
   10.  Material Contracts
        A.  Copy of Supplemental Executive Retirement Plan
            (Exhibit 10-A to Form 10-K for the year ended
            December 31, 1980..........................................   #

   11.  Statement Re Computation of Per Share Earnings
        Not Applicable

   12.  Statement re Computation of Ratios (Filed herewith)............ 100

   13.  Annual Report to Security Holders, Form 10-Q or
        Quarterly Report to Security Holders
        Not Applicable

   16.  Letter Re Change in Certifying Accountant
        Not Applicable

   18.  Letter Re Change in Accounting Principles
        Not Applicable

   21.  Subsidiaries of the Registrant
        Not Applicable

   22.  Published Report Regarding Matters Submitted to
        Vote of Security Holders
        Not Applicable

   23.  Consents of Experts and Counsel
        Consent of Deloitte & Touche (Filed herewith).................  104

   24.  Power of Attorney
        Not Applicable

   27.  Financial Data Schedule
        Not Applicable

   28.  Information from Reports furnished to State
        Insurance Regulatory Authorities
        Not Applicable

   99.  Additional Exhibits
        Not Applicable

# Incorporated herein by reference as indicated.

81